UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 3, 2004



                                   CREE, INC.
             (Exact name of registrant as specified in its charter)


       North Carolina                0-21154                   56-1572719
(State or other jurisdiction     (Commission File           (I.R.S. Employer
      of incorporation)              Number)              Identification Number)



                    4600 Silicon Drive
                  Durham, North Carolina                   27703
         (Address of principal executive offices)        (Zip Code)




                                 (919) 313-5300
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01   Entry into a Material Definitive Agreement.

Option Grant to Executive Officer

     The Company from time to time has made stock option awards to its directors and employees, including employees of its controlled subsidiaries, pursuant to the shareholder-approved Cree, Inc. Amended and Restated Equity Compensation Plan (the "Equity Compensation Plan"). On November 3, 2004, the Company granted a non-qualified stock option under the Equity Compensation Plan to its Chairman,
F. Neal Hunter, to purchase 16,000 shares at an exercise price of $33.95 per share, pursuant to the form of master stock option award agreement filed with the Securities and Exchange Commission on October 7, 2004 as Exhibit 10.2 to the Company's report on Form 8-K. The option granted to Mr. Hunter expires on November 3, 2011, if not sooner terminated in accordance with the agreement, and vests and becomes exercisable to purchase 16,000 shares on November 3, 2005 provided Mr. Hunter remains employed by the Company. The option will vest and become exercisable as to all shares if Mr. Hunter's employment is terminated by the Company without cause, or by Mr. Hunter for good reason, within 90 days preceding or within 12 months following a "change of control" as defined in the Equity Compensation Plan.

Adoption of 2004 Long-Term Incentive Compensation Plan

     On November 4, 2004, the shareholders of Cree, Inc. (the "Company") approved the adoption of the Cree, Inc. 2004 Long-Term Incentive Compensation Plan (the "2004 Plan"), which replaces the Company's Equity Compensation Plan. No further awards will be made under the Equity Compensation Plan after November 4, 2004. The Company has not yet issued any shares or awarded any options under the 2004 Plan, and the 2004 Plan will terminate on June 28, 2009. The summary of the terms of the 2004 Plan set forth below is not intended to be complete and is qualified in its entirety by the 2004 Plan, which was filed as an exhibit to the Company's Form 10-Q for the quarterly period ended September 26, 2004, filed with the Securities and Exchange Commission on November 5, 2004.

     Nature and Purpose. The 2004 Plan provides for grants to eligible participants in the form of non-qualified stock options, incentive stock options, stock appreciation rights ("SARs"), restricted stock, stock units and performance units. The objectives of the 2004 Plan are to: (i) attract and retain employees for the Company and its affiliates and directors of the Company by providing competitive compensation opportunities; (ii) provide incentives to those individuals who contribute significantly to the long-term performance and growth of the Company and its affiliates; and (iii) align the long-term financial interests of employees and directors with those of the Company's shareholders.

     The 2004 Plan is not generally subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. The 2004 Plan is not a qualified plan under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code").

     Eligible Participants. Only employees of the Company and its subsidiaries, and non-employee directors of the Company, are eligible to receive awards under the 2004 Plan.

     Administration. The 2004 Plan will be administered by a committee (the "Committee") consisting of two or more non-employee directors appointed by the Board of Directors. The Committee has the exclusive right to interpret, construe and administer the 2004 Plan, to select the persons eligible to receive awards and to act in all matters pertaining to the granting of awards and the contents of agreements evidencing awards, except that awards to non-employee directors must also be approved by the Board. The Committee's decisions are conclusive, final and binding upon all parties.

     Unless the Board directs otherwise, the Compensation Committee of the Board shall serve as the Committee. The charter adopted by the Board for the Compensation Committee provides that all members of the Compensation Committee must be: (i) independent directors who meet the independence requirements of Nasdaq's Marketplace Rules; (ii) "non-employee directors" as defined by Rule 16b-3 under the Securities Exchange Act of 1934, as amended; and (iii) "outside directors" as defined by Section 162(m) of the Code. The Board, in its sole discretion, may exercise any authority of the Committee under the 2004 Plan. To the extent permitted by law and the Company's Bylaws, and subject to the applicable rules of any securities exchange or quotation or trading system on which the Company's shares are traded, the Committee may delegate authority under the 2004 Plan to one or more Committee members or executive officers of the Company, except that the Committee may not delegate such authority with respect to awards to directors or executive officers. The Committee may also delegate authority for certain administrative functions under the 2004 Plan to an officer or officers of the Company.

     Securities to be Offered. The Company would be authorized to issue shares of the Company's common stock, with a par value $0.00125 per share (the "Shares"), pursuant to awards under the 2004 Plan. Shares subject to awards under the 2004 Plan will be made available from the authorized and unissued Shares of the Company's common stock.

     The aggregate number of Shares that may be issued pursuant to awards under the plan is: (i) 1,200,000 plus (ii) the number of Shares which, immediately prior to the date of shareholder approval of the 2004 Plan (the "Effective Date"), were authorized for issuance under the Equity Compensation Plan and are not thereafter used for awards under the Equity Compensation Plan. The number of authorized Shares include Shares which, immediately prior to the Effective Date, were authorized for issuance under the Equity Compensation Plan and either were not subject to then outstanding awards or were subject to then outstanding awards that subsequently expire, are canceled or otherwise terminate unexercised for any reason. No more than an aggregate of 600,000 Shares may be issued pursuant to awards of restricted stock, stock units or performance units under the 2004 Plan. If for any reason any Shares awarded or subject to purchase under the 2004 Plan are not delivered or purchased, or are reacquired by the Company, such Shares will again be available for issuance pursuant to an award under the 2004 Plan. The determination of the number of Shares that may again become available for issuance with respect to grants of incentive stock options will be made in accordance with the requirements of applicable regulations under the Code.

     The Committee will determine the individuals to whom awards will be granted, the number of Shares subject to an award, and the other terms and conditions of an award. Except to the extent the Committee determines that an award shall not comply with the performance-based compensation provisions of
Section 162(m) of the Code: (i) the aggregate number of Shares subject to options or SARs granted in any one fiscal year to any one participant shall not exceed 300,000; (ii) the aggregate number of Shares subject to restricted stock or stock unit awards granted in any one fiscal year to any one participant shall not exceed 100,000; and (iii) the aggregate value of performance unit awards (valued as of the grant date) that may be granted in any one fiscal year to any one participant shall not exceed the fair market value of 100,000 Shares.

     The Committee will make equitable adjustments upon the occurrence of certain events that result in changes in the outstanding shares of the Company's common stock or that result in exchanges of shares of common stock for a different number or class of common stock or other securities of the Company or another corporation. These events include changes in corporate capitalization, such as a stock split, reverse stock split or stock dividend or any corporate transaction such as a reorganization, reclassification, merger or consolidation or separation, including a spin-off, of the Company or sale or other disposition by the Company of all or a portion of its assets, any other change in the Company's corporate structure or any distribution to shareholders (other than a cash dividend). Under such circumstances, adjustments may be made by the Committee in the number of Shares that may be awarded under the 2004 Plan, the limitations on the aggregate number of Shares that may be awarded to any one participant, the number and class of Shares that may be subject to an award and which have not been issued or transferred under an outstanding award, the exercise price under outstanding options and the number of Shares to be transferred in settlement of outstanding SARs and the terms, conditions or restrictions of any award and award agreement, including the price payable for the acquisition of Shares.

     Amendments. The Committee or the Board may at any time terminate or from time to time amend the 2004 Plan, but no such action may adversely affect any rights or obligations with respect to any awards previously granted under the 2004 Plan unless the affected participants consent in writing. However, neither the Committee nor the Board may, without approval of the shareholders, amend the 2004 Plan to materially: (i) increase benefits accruing to participants; (ii) increase the number of Shares which may be issued under the 2004 Plan; or (iii) modify the requirements for participation in the 2004 Plan. The Company must also obtain the approval of the shareholders before amending the 2004 Plan to the extent required by Section 162(m) or Section 422 of the Code or the rules of any securities exchange or quotation or trading system on which Shares are traded or other applicable law.

     The Committee may amend outstanding awards in a manner not inconsistent with the terms of the 2004 Plan; provided, however, that: (i) if the amendment is adverse to the participant, as determined by the Committee, the amendment will not be effective unless and until the participant consents, except as otherwise permitted by the 2004 Plan or the award agreement; and (ii) the Committee shall not have the authority to decrease the exercise price of any outstanding option or SAR, nor award any option or SAR in replacement of a canceled option or SAR with a higher exercise price, except for adjustments in connection with changes in corporate capitalization and other events as described above, unless such an amendment is approved by the shareholders.

     Stock Options. The number of Shares subject to a stock option, the type of stock option (i.e., incentive stock option or non-qualified stock option), the exercise price of the option and the period of exercise will be determined by the Committee and set forth in an award agreement. The exercise price may not be less than the fair market value of a Share on the date of grant. No option granted under the 2004 Plan shall be exercisable after the seventh anniversary of the date of grant.

     Options granted under the 2004 Plan shall be exercised by the delivery of written or electronic notice of exercise to the Company or its designated representative, setting forth the number of Shares with respect to which the option is to be exercised and satisfying any requirements that the Committee may establish in or pursuant to the award agreement. Unless otherwise authorized by the Committee, no Shares shall be delivered, whether in certificated or uncertificated form, until the full exercise price has been paid. The option price upon exercise shall be payable to the Company either: (a) in cash; (b) cash equivalent approved by the Committee; (c) if approved by the Committee, by tendering previously acquired Shares (or delivering a certification or attestation of ownership of such Shares) having an aggregate fair market value at the time of exercise equal to the total option price (provided that the tendered Shares must have been held by the participant for any period required by the Committee); or (d) by a combination of (a), (b) or (c). The Committee also may allow cashless exercises as permitted under Regulation T of the Federal Reserve Board, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the 2004 Plan's purpose and applicable law.

     SARs. SARs granted under the 2004 Plan would entitle the participant to receive an amount payable in Shares and/or cash, as determined by the Committee, equal to the excess of the fair market value of a Share on the day the SAR is exercised over the specified purchase price. SARs may be granted in tandem with a related stock option or independently. If a SAR is granted in tandem with a stock option, the participant may exercise the stock option or the SAR, but not both. The Committee shall determine and set forth in the award agreement the extent to which SARs are exercisable after termination of employment.

     Restricted Stock and Stock Units. A restricted stock award under the 2004 Plan is an award of Shares issued to a participant with such restrictions as the Committee may impose, including restrictions on the right to retain the Shares, to sell, transfer, pledge or assign the Shares, to vote the Shares and/or to receive any cash dividends with respect to the Shares. A stock unit award under the 2004 Plan is an award, valued by reference to a Share, in which the Company promises to pay the value of the award to the participant by delivery of such property as the Committee shall determine, including cash or Shares or any combination thereof, and that has such restrictions as the Committee may impose, including restrictions on the right to retain the awards, to sell, transfer, pledge or assign the award, and/or to receive any cash dividend equivalents with respect to the award.

     The restrictions on restricted stock and stock unit awards may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate, subject to certain minimum restriction periods described below. Restricted stock and stock unit awards may be made either alone, in addition to or in tandem with other types of awards permitted under the 2004 Plan and may be current grants of restricted stock or stock units or deferred grants, except that a non-employee director may not be granted restricted stock or stock units in any fiscal year in which the director is granted an option or SAR.

     The terms of restricted stock and stock unit awards, including the purchase price, if any, to be paid for the restricted stock or stock unit, any restrictions applicable to the restricted stock or stock unit such as continued service or achievement of performance goals, the length of the restriction period and whether any circumstances will shorten or terminate the restriction period, and rights of the participant during the restriction period to vote and receive dividends in the case of restricted stock, or to receive dividend equivalents in the case of stock units that accrue dividend equivalents, will be determined by the Committee and set forth in the agreement relating to such award. All grants of restricted stock or stock units shall have a restriction period of at least three years, except that: (i) the restriction period for any award may be shortened pursuant to the award agreement in connection with death, disability or retirement of the participant or certain corporate transactions to which the Company is a party (such as a merger in which the successor does not assume or provide replacements for the award); (ii) awards with restrictions based upon achievement of performance goals shall have a restriction period of at least one year; and (iii) awards to non-employee directors shall have a restriction period of at least one year.

     Unless otherwise set forth in an agreement relating to a restricted stock award, a participant awarded Shares as restricted stock shall have all of the rights of a shareholder of the Company, including the right to vote the Shares and the right to receive dividends, provided however that the Committee may require that any dividends on such Shares of restricted stock be automatically deferred and reinvested in additional restricted stock or may require that dividends on such shares be paid to the Company for the account of the participant. A participant to whom stock units are awarded has no rights as a shareholder with respect to the Shares represented by the stock units unless and until Shares are actually delivered to the participant in settlement of the award. However, the Committee may specify in the award agreement that stock units have dividend equivalent rights.

     Performance Units. Performance units are awards granted in terms of a value set by the Committee (or that is determined by reference to a valuation formula specified by the Committee), in which the Company promises to pay the value of the award by delivery of such property as the Committee shall determine, including without limitation, cash or Shares, or any combination thereof, upon achievement of such performance objectives during the relevant performance period as the Committee shall establish. Such awards may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form and timing of payout of such awards shall be set forth in the award agreement. Except as otherwise provided in the award agreement, a participant shall be entitled to receive any dividends declared with respect to earned grants of performance units that are being settled in Shares and that have not yet been distributed to the participant (such dividends may be subject to the same accrual, forfeiture and payout restrictions as apply to dividends earned with respect to stock units under the 2004 Plan). In addition, unless otherwise provided in the award agreement, a participant shall be entitled to exercise full voting rights with respect to such Shares.

     Performance Measures. For awards under the 2004 Plan that are intended to qualify under the performance-based compensation provisions of Section 162(m) of the Code, the performance measure or measures to be used for purposes of such awards shall be chosen from among the following: earnings, earnings per share, consolidated pre-tax earnings, net earnings, operating income, EBIT (earnings before interest and taxes), EBITDA (earnings before interest, taxes, depreciation and amortization), gross margin, revenues, revenue growth, market value added, economic value added, return on equity, return on investment, return on assets, return on net assets, return on capital employed, total shareholder return, profit, economic profit, after-tax profit, pre-tax profit, cash flow measures, cash flow return, sales, sales volume, stock price, cost and/or unit cost. The Committee can establish other performance measures for awards granted to participants that are not intended to qualify under the performance-based compensation provisions of Section 162(m) of the Code.

     Awards to Outside Directors.  A non-employee director may be granted awards
(i) in the form of non-qualified stock options, SARs or a combination thereof or
(ii) in lieu of any award of non-qualified stock options or SARs in any fiscal year, in the form of restricted stock or stock units or a combination thereof. The aggregate number of Shares subject to non-qualified stock options or SARs granted under the 2004 Plan in any one fiscal year to any non-employee director shall not exceed 16,000. The aggregate number of Shares subject to restricted stock or stock units granted under the 2004 Plan in any one fiscal year to any non-employee director shall not exceed 5,000. The number of Shares subject to such awards, any formula pursuant to which such number shall be determined, the date of grant and the vesting, expiration and other terms applicable to such awards shall be recommended from time to time by the Committee and approved by the Board and shall be subject to the terms of the 2004 Plan applicable to awards in general.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b) On November 4, 2004, William J. O'Meara completed his term of service on the Company's Board of Directors and did not stand for reelection. Effective November 4, 2004, Mr. O'Meara has been employed to serve as a Director Emeritus for a term of one year to provide advice and assistance on such matters within his expertise or experience as the Chairman of the Board of Directors may from time to time request.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CREE, INC.


                                   By:  /s/ John W. Palmour
                                        ---------------------------------------
                                        John W. Palmour
                                        Executive Vice President

Date:  November 9, 2004

























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